UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2007

FREIGHTCAR AMERICA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51237	25-1837219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two North Riverside Plaza, Suite 1250
Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(800) 458-2235

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 25, 2007, FreightCar America, Inc. (the “Company”) entered into Retention Agreements with each of Edward J. Whalen, the Company’s Senior Vice President of Marketing and Sales and Kevin P. Bagby, the Company’s Vice President of Finance, Chief Financial Officer, Treasurer and Secretary. The Company entered into the Retention Agreements in order to ensure the continued service of Messrs. Whalen and Bagby during the Company’s transition to a new President and Chief Executive Officer. Pursuant to the Retention Agreements, the Company has awarded 7,000 shares and 5,000 shares of restricted common stock of the Company to Mr. Whalen and Mr. Bagby, respectively, under the FreightCar America, Inc. 2005 Long Term Incentive Plan (the “Plan”) subject to the terms and conditions set forth in the Retention Agreements and the terms and conditions of the Plan. Each of these awards will vest on April 30, 2008, provided that the respective recipient remains employed by the Company on that date.

If the Company terminates the employment of either of Messrs. Whalen or Bagby without cause prior to April 30, 2008 or if either of them resigns his employment with good reason (as defined in the Retention Agreements) prior to April 30, 2008, the Company will pay the full retention award to such executive. The retention awards will not be accelerated upon a change in control of the Company. If the recipient receives the retention award and terminates employment with the Company for any reason before December 31, 2008, the recipient’s 2008 RONA bonus payment (an annual cash incentive payment based on the Company’s return on net assets), if any, or the annual bonus payable under any successor annual bonus plan will be pro-rated for 2008.

Section 8 – Other Events

Item 8.01 Other Events.

On January 24, 2007, the Company issued a press release announcing that its Board of Directors has approved a share repurchase program which authorizes the Company to purchase its shares on the open market from time to time up to a maximum amount of $50,000,000. A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Agreement dated January 25, 2007 by and between FreightCar America, Inc. and Edward J. Whalen

Exhibit 10.2	Agreement dated January 25, 2007 by and between FreightCar America, Inc. and Kevin P. Bagby

Exhibit 99.1	Press Release of FreightCar America, Inc. dated January 24, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FreightCar America, Inc.

Date: January 25, 2007	By:	/s/ Kevin P. Bagby
	Name:	Kevin P. Bagby
	Title:	Vice President, Finance, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	Agreement dated January 25, 2007 by and between FreightCar America, Inc. and Edward J. Whalen

Exhibit 10.2	Agreement dated January 25, 2007 by and between FreightCar America, Inc. and Kevin P. Bagby

Exhibit 99.1	Press Release of FreightCar America, Inc. dated January 24, 2007